CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTS

     WE HEREBY CONSENT TO THE INCORPORATION BY REFERENCE TO THE COMPANY'S PREVIOUSLY FILED REGISTRATION STATEMENT ON FORM S-8 OF OUR REPORT DATED JUNE 17, 1998 RELATING THE CONSOLIDATED FINANCIAL STATEMENTS OF BOSTON RESTAURANT ASSOCIATES, INC. APPEARING IN THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED APRIL 26, 1998.



                                                     BDO SEIDMAN, LLP


BOSTON, MASSACHUSETTS
JULY 17, 1998